SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

JohnsonFamily Funds, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies: _________________________

Aggregate number of securities to which transaction applies: _________________________

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________

Proposed maximum aggregate value of transaction: $____________________

Total fee paid: $____________________

[ ]	Fee paid previously with preliminary materials: $____________________

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by Registration Statement Number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $____________________

Form, Schedule or Registration Statement No.: _________________________

Filing Party: _________________________

Date Filed:_____________ ___, 200__

PRELIMINARY COPY, DATED OCTOBER 19, 2007

Notice of Special Meeting of Shareholders
of JohnsonFamily Funds, Inc. to be Held November 30, 2007

To Shareholders of JohnsonFamily Funds, Inc.:

        We invite you to attend a Special Meeting of Shareholders of the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund, the JohnsonFamily International Value Fund and the JohnsonFamily Intermediate Fixed Income Fund (each a “Fund”), each a series of JohnsonFamily Funds, Inc., a Maryland corporation registered under the Investment Company Act of 1940, on Friday, November 30, 2007 at 10:00 a.m., local time, at the offices of Johnson Asset Management, Inc., 555 Main Street, Racine, Wisconsin 53403. As we describe in the accompanying Proxy Statement, the shareholders will vote on the following proposals:

1.	to approve a new investment advisory agreement for each Fund;

2.	to approve a new sub-advisory agreement for the JohnsonFamily Intermediate Fixed Income Fund; and

3.	to consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

        We have enclosed with the accompanying Proxy Statement a proxy card solicited by our Board of Directors. Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

        We look forward to seeing you at the Special Meeting.

JOHNSONFAMILY FUNDS, INC.

Colette M. Wallner President

Racine, Wisconsin
October [•], 2007

PRELIMINARY COPY, DATED OCTOBER 19, 2007

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

        Our Board of Directors (the “Board”) has sent you this proxy statement to ask for your vote as a shareholder of the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund, the JohnsonFamily International Value Fund or the JohnsonFamily Intermediate Fixed Income Fund (each a “Fund”, and, collectively, the “Funds”), each a series of JohnsonFamily Funds, Inc. (the “Company”). Shareholders will vote on (1) the approval of a new investment advisory agreement for each Fund and (2) the approval of a new sub-advisory agreement for the JohnsonFamily Intermediate Fixed Income Fund (the “Fixed Income Fund”).

        Johnson Asset Management, Inc., a Wisconsin corporation and the current investment adviser to the Funds (“Johnson Asset Management”), is majority owned by Johnson Financial Group, Inc., a Wisconsin corporation (“Johnson Financial Group”). The management of Johnson Asset Management (which currently owns the minority interest in Johnson Asset Management) through its majority ownership of Optique Capital Management, Inc. (“Optique Capital Management”), subject to certain conditions, has agreed to purchase from Johnson Financial Group the majority interest in Johnson Asset Management (the “Transaction”). In accordance with the terms of the Transaction and the Investment Company Act of 1940, as amended, the Company’s Board of Directors is seeking approval of (1) a new investment advisory agreement between the Company, on behalf of each Fund, and Optique Capital Management, the successor to Johnson Asset Management following the Transaction (see Proposal 1) and (2) a new sub-advisory agreement among the Company, on behalf of the Fixed Income Fund, Optique Capital Management and RNC Genter Capital Management LLC (see Proposal 2).

Who is entitled to vote?

        If you owned shares of the Funds as of the close of business on the record date of October 29, 2007 (the “Record Date”), then you are entitled to vote. You will be entitled to one vote per share for each share that you own on the Record Date, but only with respect to the Fund for which you own shares. For example, shareholders of the JohnsonFamily Large Cap Value Fund are entitled to vote on the proposal to approve the new investment advisory agreement for the Large Cap Value Fund, but not to vote on any of the new investment advisory agreements for the other Funds or on the proposal to approve the new sub-advisory agreement for the Fixed Income Fund unless the shareholder is also a shareholder of the other Funds.

        Set forth below is a table showing which proposals the JohnsonFamily Funds’ shareholders are entitled to vote on:

Name of Fund	Shareholders Vote on Proposal 1?	Shareholders Vote on Proposal 2?
Large Cap Value Fund	Yes	No
Vote on new advisory agreement for Large
Cap Value Fund
Small Cap Value Fund	Yes	No
Vote on new advisory agreement for Small
Cap Value Fund
International Value Fund	Yes	No
Vote on new advisory agreement for
International Value Fund
Fixed Income Fund	Yes	Yes
Vote on new advisory agreement for Fixed
Income Fund

i

How will the change in investment adviser affect shareholders?

        Optique Capital Management, as successor to Johnson Asset Management, has assured the Company’s Board of Directors that there will be no reduction in the nature or quality of the investment advisory services provided to each of the Funds following the consummation of the Transaction, and the persons responsible for the day-to-day management of the Funds will remain the same. The fees payable by the Funds under the new investment advisory agreement are the same as the fees payable by the Funds under the current investment advisory agreements.

How do I vote my shares?

        For your convenience, you may vote your shares in the following four ways:

        In Person: You may vote your shares in person at the Special Meeting if you attend.

        By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

        By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

        Via the Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

How will proxies be solicited?

        We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. These officers and employees will not be paid specifically for soliciting proxies. Johnson Asset Management will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.

How many shares of the Funds are entitled to vote?

        As of the Record Date, the number of shares of the JohnsonFamily Large Cap Value Fund that were entitled to vote at the Special Meeting was [•]. As of the Record Date, the number of shares of the JohnsonFamily Small Cap Value Fund that were entitled to vote at the Special Meeting was [•]. As of the Record Date, the number of shares of the JohnsonFamily International Value Fund that were entitled to vote at the Special Meeting was [•]. As of the Record Date, the number of shares of the Fixed Income Fund that were entitled to vote at the Special Meeting was [•].

What happens if other matters come up at the Special Meeting?

        The matters described in this proxy statement are the only matters that we know of that will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxyholders named in the proxy card will vote your shares as they see fit.

What happens if one of the voting items obtains a sufficient number of votes but the other voting item does not?

        The approval of each of the new investment advisory agreements for the Funds and the approval of the new sub-advisory agreement for the Fixed Income Fund are expressly conditioned upon each other. In other words, for example, if three of the new investment advisory agreements receive a sufficient number of votes, along with the new sub-advisory agreement receiving a sufficient number of votes, but the fourth investment advisory agreement does not, then the new investment advisory agreements and the new sub-advisory agreement will not become effective. In addition, even if both proposals receive a sufficient number of votes, the new investment advisory agreements and the new sub-advisory agreement will not take effect unless and until the Transaction closes.

ii

What happens if the Special Meeting is adjourned?

        The Special Meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve a proposal are not received. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

What constitutes a quorum?

        A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the proposals, a quorum is present if shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting are present in person or by proxy.

Is the Transaction a taxable transaction to the Funds?

        The proposed Transaction is a non-event for tax purposes for shareholders of the Funds and thus, is not a taxable transaction to the Funds.

What happens if I sign and return my proxy card but do not mark my vote?

        Colette M. Wallner and Brian Leonard, as proxies, will vote your shares “for” the new investment advisory agreements and “for” the new sub-advisory agreement.

May I revoke my proxy?

        You may revoke your proxy at any time before it is exercised by giving the Company’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

Who will count the votes?

        A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.

Will the Company change its name in connection with the Transaction?

        In connection with the Transaction, the Company will change its name to “Optique Funds, Inc.” Each of the Funds will also be renamed as follows: the “Optique Large Cap Value Fund”, the “Optique Small Cap Value Fund”, the “Optique International Value Fund” and the “Optique Intermediate Fixed Income Fund”.

iii

PRELIMINARY COPY, DATED OCTOBER 19, 2007

JOHNSONFAMILY FUNDS, INC.
555 Main Street
Racine, Wisconsin 53403

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, NOVEMBER 30, 2007

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of JohnsonFamily Funds, Inc., a Maryland corporation (the “Company”), for a Special Meeting of Shareholders of the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund, the JohnsonFamily International Value Fund and the JohnsonFamily Intermediate Fixed Income Fund (each a “Fund”, and, collectively, the “Funds”), each a series of the Company, to be voted at the Special Meeting of Shareholders and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting of Shareholders will be held on Friday, November 30, 2007 at 10:00 a.m., local time (the “Special Meeting”), at the offices of Johnson Asset Management, Inc., 555 Main Street, Racine, Wisconsin 53403. The mailing of the Notice of Special Meeting, this proxy statement and the accompanying proxy card will take place on or about [•], October [•], 2007.

        Johnson Asset Management, Inc., a Wisconsin corporation and the current investment adviser to the Funds (“Johnson Asset Management”), is majority owned by Johnson Financial Group, Inc., a Wisconsin corporation (“Johnson Financial Group”). The management of Johnson Asset Management (which currently owns the minority interest in Johnson Asset Management) through its majority ownership of Optique Capital Management, Inc. (“Optique Capital Management”), subject to certain conditions, has agreed to purchase from Johnson Financial Group the majority interest in Johnson Asset Management (the “Transaction”). In accordance with the terms of the Transaction and the Investment Company Act of 1940, as amended (the “1940 Act”), the Company’s Board of Directors is seeking approval of (1) a new investment advisory agreement between the Company, on behalf of each Fund, and Optique Capital Management, the successor to Johnson Asset Management following the Transaction (see Proposal 1) and (2) a new sub-advisory agreement among the Company, on behalf of the JohnsonFamily Intermediate Fixed Income Fund (the “Fixed Income Fund”), Optique Capital Management and RNC Genter Capital Management LLC (the “Sub-Adviser”) (see Proposal 2).

        Set forth below is a table showing which proposals the JohnsonFamily Funds’ shareholders are entitled to vote on:

Name of Fund	Shareholders Vote on Proposal 1?	Shareholders Vote on Proposal 2?
Large Cap Value Fund	Yes	No
Vote on new advisory agreement for Large
Cap Value Fund
Small Cap Value Fund	Yes	No
Vote on new advisory agreement for Small
Cap Value Fund
International Value Fund	Yes	No
Vote on new advisory agreement for
International Value Fund
Fixed Income Fund	Yes	Yes
Vote on new advisory agreement for Fixed
Income Fund

        In connection with the Transaction, the Company will change its name to “Optique Funds, Inc.” Each of the Funds will also be renamed as follows: the “Optique Large Cap Value Fund”, the “Optique Small Cap Value Fund”, the “Optique International Value Fund” and the “Optique Intermediate Fixed Income Fund”.

        Under the terms to which the Transaction is subject and subject to certain adjustments, Optique Capital Management will pay Johnson Financial Group a set closing payment upon consummation of the Transaction. Johnson Financial Group may also receive earn-out payments under the terms of the stock purchase agreement.

        The Company is controlled by Johnson Bank by virtue of its owning at October 29, 2007, as a fiduciary for its clients, [Note: the percentages below are as of January 31, 2007, and will be updated to October 29, 2007 for the filing of the definitive proxy statement.] [90.74%] of the outstanding shares of the JohnsonFamily Large Cap Value Fund, [80.86%] of the outstanding shares of the JohnsonFamily Small Cap Value Fund, [79.98%] of the outstanding shares of the JohnsonFamily International Value Fund, and [97.68%] of the outstanding shares of the JohnsonFamily Intermediate Fixed Income Fund. Johnson Bank is controlled by Johnson Financial Group which in turn is controlled by Helen P. Johnson-Leipold by virtue of her status as trustee of the Johnson Financial Group, Inc. Voting Trust which holds a majority of the outstanding shares of Johnson Financial Group. Johnson Financial Group, Inc. is a financial holding company.

        Proxies will be solicited by mail, telephone, telegraph and personally. Johnson Asset Management will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. You may revoke your proxy at any time before it is exercised by giving the Company’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        As of the record date of October 29, 2007 (the “Record Date”), the officers and Directors of the Company as a group (eight persons), and each individually, owned less than 1% of the outstanding securities of each Fund. The officers of the Funds are Collette M. Wallner, President, and Brian Leonard, Secretary and Treasurer. The Directors of the Funds are Wendell Perkins, who is an “interested person” of the Funds (as defined in the 1940 Act), JoAnne Brandes, Richard Bibler, F. Gregory Campbell, Gerald Konz and George A. Nelson.

        Set forth below are the names and addresses of all holders of each of the Funds’ shares who as of the Record Date owned of record or to the knowledge of the Funds, beneficially owned more than 5% of a Funds’ then outstanding shares. [Note: the percentages below are as of January 31, 2007, and will be updated to a more recent date for the filing of the definitive proxy statement.]

	Large Cap Value Fund		Small Cap Value Fund		International Value Fund		Fixed Income Fund
	No. of Shares	Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Johnson Bank	[11,904,987]	[90.74%]	[3,197,976]	[80.86%]	[5,070,083]	[79.98%]	[4,811,273]	[97.68%]
555 Main Street
Racine, WI 53403
Bank Franck Galland & Cie
S.A.1 Rue Rodolphe Toepffer			[332,069]	[8.40%]
Geneva, Switzerland
Charles Schwab & Co, Inc.					[329,287]	[5.19%]
Special Custody Account for
the Benefit of Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

        By virtue of its stock ownership, Johnson Bank, as a fiduciary for its clients, is deemed to “control,” as that term is defined in the 1940 Act, each of the Funds and the Company. The shares owned by Charles Schwab & Co., Inc. were owned of record only.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY CONTRACTS

Introduction

        Johnson Asset Management, Inc., 555 Main Street, Racine, Wisconsin 53403, acts as the investment adviser to the Funds pursuant to an investment advisory agreement entered into with each Fund (each a “Current Agreement”, and, collectively, the “Current Agreements”). The Current Agreement for each of the Funds other than the Fixed Income Fund is dated March 30, 1998 and was entered into in connection with the organization of the Funds. The Current Agreement for the Fixed Income Fund is dated April 1, 2003, and it was last submitted to shareholders of the Fixed Income Fund on March 31, 2003 when they were asked to approve a new advisory agreement that allowed the Fixed Income Fund to retain a sub-adviser for the Fund. The Board most recently provided its annual approval of all of the Current Agreements on March 13, 2007.

        The management of Johnson Asset Management through its majority ownership of Optique Capital Management, subject to certain conditions, has agreed to purchase from Johnson Financial Group the majority interest in Johnson Asset Management. The Transaction results in the termination of the Current Agreements. Accordingly, prior to completing the Transaction it is necessary for the Company, on behalf of the Funds, to enter into new investment advisory agreements to retain Optique Capital Management to act as the investment adviser to the Funds after the closing of the Transaction.

        On October 9, 2007, the Board approved a new investment advisory agreement for each Fund between the Company, on behalf of each Fund, and Optique Capital Management (each a “New Agreement”, and, collectively, the “New Agreements”). The New Agreements will become effective as of December 1, 2007, contingent upon the approval of the New Agreements and the new sub-advisory agreement at the Special Meeting and also upon the closing of the Transaction.

Description of the New Agreement and Comparison of New Agreement and Current Agreement

        Under the New Agreements, Optique Capital Management will provide investment advisory services to each Fund. Each of the New Agreements has an initial term of two years and thereafter will remain in effect as long as its continuance is specifically approved at least annually by (a) the Directors of the applicable Fund or by the vote of the majority of the outstanding shares of the applicable Fund, as defined in the 1940 Act; and (b) a vote of a majority of the Directors of the Company who are not parties to the applicable New Agreement or interested persons of the Company or Optique Capital Management, as that term is defined in the 1940 Act (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. Each of the New Agreements provides that it may be terminated at any time, without the payment of any penalty, by the Board or by the vote of a majority of the Fund’s shareholders, on 60 days’ written notice to Optique Capital Management and by Optique Capital Management on the same notice to the applicable Fund. Each of the New Agreements also provides that it will terminate automatically if it is assigned within the meaning of the 1940 Act.

        The New Agreements are substantially the same as the Current Agreements, except that the expense caps have been lowered to be more stringent. Pursuant to the New Agreements, Optique Capital Management manages the investment and reinvestment of assets of all of the Funds other than the Fixed Income Fund; provides the Funds with personnel, facilities and management services; and supervises each Fund’s daily business affairs. Optique Capital Management formulates and (except with respect to the Fixed Income Fund) implements a continuous investment program for the Funds consistent with each Fund’s investment objective, policies and restrictions. Optique Capital Management provides office space as well as executive and other personnel to the Funds. With respect to the Fixed Income Fund, Optique Capital Management develops the investment program, recommends to the Funds’ Board of Directors a sub-adviser to manage the investments of the Fixed Income Fund, and monitors the performance of the sub-adviser. For its services to the Funds, Optique Capital Management receives a monthly fee (before expense caps as explained below) based on the average daily net assets of each Fund at the annual rate of 0.75% for the JohnsonFamily Large Cap Value Fund, 0.75% for the JohnsonFamily Small Cap Value Fund, 0.90% for the JohnsonFamily International Value Fund and 0.45% for the Fixed Income Fund.

        Pursuant to the New Agreements, Optique Capital Management will reimburse each of the Funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed a set percentage of the average daily net assets of the Funds for such year, as determined by valuation made as of the close of each business day of the year: 1.45% of the average daily net assets of the JohnsonFamily Large Cap Value Fund (previously this expense cap was 2.50%); 1.50% of the average daily net assets of the JohnsonFamily Small Cap Value Fund (previously this expense cap was 2.50%); 1.85% of the average daily net assets of the JohnsonFamily International Value Fund (previously this expense cap was 2.50%); and 0.85% of the average daily net assets of the Fixed Income Fund (previously this expense cap was 1.50%). Other expenses borne by the Funds include: legal, auditing and accounting expenses; insurance premiums; governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Funds’ custodian and transfer agent; fees and disbursements pursuant to the Service and Distribution Plan for the Funds; and membership fees of industry associations.

        The Funds monitor their expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from Optique Capital Management for the amount of such excess. In such a situation the monthly payment of Optique Capital Management’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

        For services by Johnson Asset Management under the Current Agreements for the fiscal year ended October 31, 2006, the Funds incurred advisory fees payable to Johnson Asset Management of $908,042 for the Large Cap Value Fund, $342,551 for the Small Cap Value Fund, $889,194 for the International Value Fund and $232,501 for the Fixed Income Fund. For the fiscal year ended October 31, 2006, Johnson Asset Management made reimbursements for excess expenses of $43,837 to the Fixed Income Fund. (Although not obligated to do so by the Current Agreement for the Fixed Income Fund, Johnson Asset Management reimbursed expenses to maintain a 0.85% expense ratio.)

        Each New Agreement provides that Optique Capital Management shall not be liable to the Company or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each New Agreement also provides that Optique Capital Management and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Allocation of Fees and Expenses

        Under both the Current Agreements and the New Agreements, each Fund pays all of its own expenses, including, without limitation: (i) the cost of preparing and printing its registration statement required under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto; (ii) the expense of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying them for sale in the various states; (iii) the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements; (iv) the cost of director and officer liability insurance; (v) interest charges; (vi) brokerage charges; (vii) expenses incurred in connection with portfolio transactions; (viii) fees of Independent Directors; (ix) salaries of administrative and clerical personnel; (x) association membership dues; (xi) auditing and accounting services; (xii) fees and expenses of the custodian of the Fund’s assets; (xiii) expenses of calculating the net asset value and repurchasing or redeeming shares; and (xiv) charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the costs of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        The fees paid by the Funds under the New Agreements are the same as the fees paid by the Funds under the Current Agreements.

Description of Optique Capital Management and Johnson Asset Management

        Johnson Asset Management, Inc., the current investment adviser to the Funds, is a Wisconsin corporation and a registered investment adviser whose principal offices are located at 555 Main Street, Racine, Wisconsin 53403. Johnson Asset Management is a majority-owned subsidiary of Johnson Financial Group. Johnson Financial Group is a financial holding company.

        Following the Transaction, Optique Capital Management, the successor to Johnson Asset Management, will be the investment adviser to the Funds, with its principal offices located at 555 Main Street, Racine, Wisconsin 53403. Optique Capital Management’s executive officers include Colette M. Wallner, President, Wendell Perkins, Executive Vice President and Chief Investment Officer, Edward Maraccini, Senior Vice President and Portfolio Manager, and Margaret McKay, Senior Vice President and Portfolio Manager. Ms. Wallner also serves as President (principal executive officer) of the Company and, as of the closing of the Transaction, will own 10% of Optique Capital Management’s outstanding shares. Mr. Perkins also serves as a Director of the Company and, as of the closing of the Transaction, will own 20% of Optique Capital Management’s outstanding shares. Mr. Maraccini also serves as a portfolio manager for certain of the Funds and, as of the closing of the Transaction, will own 10% of Optique Capital Management’s outstanding shares. Ms. McKay also serves as a portfolio manager for certain of the Funds and, as of the closing of the Transaction, will own 10% of Optique Capital Management’s outstanding shares. The name and principal occupation of the principal executive officer and each director of Optique Capital Management are listed below (the address of each is c/o Optique Capital Management, Inc., 555 Main Street, Racine, Wisconsin 53403):

Name and Office	Principal Occupation
Colette M. Wallner	Ms. Wallner has been the President and CEO of Johnson
President and Director	Asset Management since May 2002.
Wendell Perkins	Mr. Perkins has been Senior Vice President of Johnson
Director and Executive Vice President and	Asset Management since January, 1994.
Chief Investment Officer
Edward Maraccini	Mr. Maraccini has been a portfolio manager with Johnson
Director and Senior Vice President and	Asset Management since December 2001.
Portfolio Manager
Margaret McKay	Ms. McKay has been a portfolio manager with Johnson
Director and Senior Vice President and	Asset Management since September 2000.
Portfolio Manager

        Set forth below are the names and addresses of all holders of shares of Optique Capital Management who own of record or beneficially 10% or more of Optique Capital Management’s outstanding shares:

Name	Address
Colette M. Wallner	c/o Optique Capital Management, Inc.
555 Main Street
Racine, Wisconsin 53403
Wendell Perkins	c/o Optique Capital Management, Inc.
555 Main Street
Racine, Wisconsin 53403
Edward Maraccini	c/o Optique Capital Management, Inc.
555 Main Street
Racine, Wisconsin 53403
Margaret McKay	c/o Optique Capital Management, Inc.
555 Main Street
Racine, Wisconsin 53403

Required Vote

        The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund is required for the approval of the New Agreement. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the applicable Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the New Agreement if (ii) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Agreement regardless of whether (i) or (ii) above is applicable. If any one of the New Agreements is not approved, or the new sub-advisory agreement is not approved, then the Current Agreements will remain in effect and the Board will consider such alternative actions, if any, as are in the best interests of the Fund.

        The approval of each New Agreement is expressly conditioned upon the approval of the other New Agreements and the new sub-advisory agreement and the closing of the Transaction.

Recommendation

        On October 9, 2007, the Board approved the New Agreements and the new sub-advisory agreement. Prior to approving these agreements, the Board considered:

•	the nature, extent and quality of the services provided by Johnson Asset Management and the Sub-Adviser under the Current Agreements and the current sub-advisory agreement, and that the services to be performed by Optique Capital Management and the Sub-Adviser under the New Agreements and the new sub-advisory agreement are substantially the same as the services performed by Johnson Asset Management under the Current Agreements and the Sub-Adviser under the current sub-advisory agreement;

•	the investment performance of the Funds;

•	the costs of the services to be provided and profits to be realized by Optique Capital Management and the Sub-Adviser from their relationship with the Funds;

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect those economies of scale;

•	the expense ratios of the Funds; and

•	that the fees paid by the Funds under the New Agreements and new sub-advisory agreement are the same as the fees paid by the Funds under the Current Agreements and the current sub-advisory agreement.

        In considering the nature, extent and quality of the services to be provided by Optique Capital Management, management of the Funds reported to the Board that Optique Capital Management would provide the same services provided by Johnson Asset Management, including portfolio management, shareholder communication and servicing, and regulatory compliance services to the Funds. Shareholder communication and servicing services include preparing letters to shareholders and supervising the services provided by the other service providers. Portfolio management services include oversight of the Sub-Adviser as well as direct portfolio management of all of the Funds other than the Fixed Income Fund. Regulatory compliance services include paying the compensation of the Funds’ Chief Compliance Officer. The Directors concluded that Optique Capital Management will provide essential services to the Funds, services substantially similar to those provided by Johnson Asset Management. The Directors concluded that the Sub-Adviser will provide only portfolio management services to the Fixed Income Fund and that Optique Capital Management will provide the same non-portfolio management services to the Fixed Income Fund as it will to the other Funds.

        On March 13, 2007, the Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the Current Agreements. They noted that for the three equity Funds, the performance of each Fund exceeded the benchmark indices for some periods but was less than the benchmark indices for other periods, while the performance of the Fixed Income Fund was less than its benchmark index for the periods considered. The Directors noted that in addition to the absolute performance of the Funds, the Funds adhered to their investment style avoiding style drift. The Directors noted that in adhering to their investment styles the three equity Funds had lower betas and price/earnings ratios than the relevant benchmark indices, resulting in less volatility. They also noted that the Fixed Income Fund was managed more conservatively than its benchmark. On October 9, 2007, in approving the New Agreements, the Directors concluded that the performance of Optique Capital Management under the New Agreements would be comparable to the performance of Johnson Asset Management under the Current Agreements because the portfolio management team will be substantially the same. With respect to the new sub-advisory agreement, the Directors noted that the sub-adviser to the Fixed Income Fund remains the same, and concluded that the Transaction should not impact the performance of the Sub-Adviser.

        On March 13, 2007, the Directors concluded that the advisory fees payable by the Funds were reasonable. In reaching this conclusion, the Directors reviewed a report of the costs of services provided, and the profits realized, by Johnson Asset Management and the Sub-Adviser, from their relationships with the Funds and concluded that such profits were reasonable and not excessive. On October 9, 2007, the Directors reviewed financial projections for Optique Capital Management and concluded that any profits to be realized under the New Agreements also were reasonable and not excessive. With respect to the Sub-Adviser, the Directors noted that the sub-adviser to the Fixed Income Fund remains the same, along with the fees payable to the Sub-Adviser, and concluded that the Transaction should not alter its prior determination that any profits to be realized by the Sub-Adviser are reasonable and not excessive.

        On March 13, 2007, the Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds (but not non-mutual fund accounts managed by Johnson Asset Management) and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were typically in the middle 60% of the range of comparable mutual funds. The Directors noted that Johnson Asset Management and not the Fixed Income Fund paid the sub-advisory fee. The Directors then reviewed a report from Johnson Asset Management indicating that the Funds’ expense ratios were declining as the assets of the Funds grew, indicating that there were economies of scale benefiting the shareholders. The Directors also considered whether the investment advisory fee schedules should be adjusted for an increase in assets under management. They concluded that “breakpoints” were not warranted at this time given the anticipated growth of the Funds in the next year and the other factors considered. On October 9, 2007, the Directors reviewed financial projections prepared by Optique Capital Management that supported the finding that the conclusions reached in March 2007 relating to the expense ratios for all of the Funds were applicable to these Funds under the New Agreements as well.

        Accordingly, the Board recommends a vote “FOR” each of the New Agreements.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Introduction

        RNC Genter Capital Management LLC, pursuant to a sub-advisory agreement (the “Current Sub-Advisory Agreement”), serves as the sub-adviser for the Fixed Income Fund. The Sub-Adviser’s principal office is located at 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, CA 90025. The Current Sub-Advisory Agreement is dated April 1, 2003. It was approved by the shareholders of the Fixed Income Fund on March 31, 2003 at the same meeting in which the shareholders approved a new advisory agreement that allowed the Fixed Income Fund to retain a sub-adviser for the Fund. The Board most recently provided its annual approval of the Current Sub-Advisory Agreement on March 13, 2007.

        The management of Johnson Asset Management through its majority ownership of Optique Capital Management, subject to certain conditions, has agreed to purchase from Johnson Financial Group the majority interest in Johnson Asset Management. The Transaction results in the termination of the Current Sub-Advisory Agreement. Accordingly, prior to completing the Transaction it is necessary for the Company, on behalf of the Fixed Income Fund, to enter into a new sub-advisory agreement to retain RNC Genter Capital Management LLC to act as the sub-adviser to the Fixed Income Fund after the closing of the Transaction.

        On October 9, 2007, the Board approved a new sub-advisory agreement for the Fixed Income Fund among the Company, on behalf of the Fixed Income Fund, Optique Capital Management and the Sub-Adviser (collectively, the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement will become effective as of December 1, 2007, contingent upon the approval of the New Agreements at the Special Meeting and also upon the closing of the Transaction.

Description of the New Sub-Advisory Agreement and Comparison of New Sub-Advisory Agreement and Current Sub-Advisory Agreement

        The New Sub-Advisory Agreement is substantially the same as the Current Sub-Advisory Agreement. Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser selects portfolio securities for investment by the Fixed Income Fund, purchases and sells securities for the Fixed Income Fund, and places orders for the execution of portfolio transactions. The New Sub-Advisory Agreement has an initial term of two years and thereafter will remain in effect as long as its continuance is specifically approved at least annually by (a) the Directors of the Fixed Income Fund or by the vote of the majority of the outstanding shares of the Fixed Income Fund, as defined in the 1940 Act; and (b) a vote of majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

        Under the New Sub-Advisory Agreement, Optique Capital Management pays the Sub-Adviser a monthly fee at an annual rate of 1/12 of .18% of the average daily net assets of the Fixed Income Fund. This is the same fee that is paid under the Current Sub-Advisory Agreement.

        The New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the New Sub-Advisory Agreement by the party so notified, or otherwise, upon giving 30 days’ written notice to the others. The New Sub-Advisory Agreement will automatically terminate if it is assigned.

        The New Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Company or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The New Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Description of the Sub-Adviser

        The Sub-Adviser, whose sole voting member is Genter Capital LLC, has been involved in account portfolio management since 1968. Genter Capital LLC is wholly-owned by Daniel J. Genter and has its principal place of business at 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, CA 90025. Daniel J. Genter is the President, Chief Executive Officer and Chief Investment Officer of RNC Genter.

Required Vote

        The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fixed Income Fund is required for the approval of the New Sub-Advisory Agreement. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fixed Income Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fixed Income Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the New Sub-Advisory Agreement if (ii) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Sub-Advisory Agreement regardless of whether (i) or (ii) above is applicable. If any one of the New Agreements is not approved, then the Current Sub-Advisory Agreement will remain in effect and the Board will consider such alternative actions, if any, as are in the best interests of the Fixed Income Fund.

        The approval of the New Sub-Advisory Agreement is expressly conditioned upon the approval of the New Agreements and the closing of the Transaction.

Recommendation

        On October 9, 2007, the Board approved the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement, the Directors noted that the sub-adviser to the Fixed Income Fund remains the same, providing the same services to the Fixed Income Fund on substantially the same terms, and concluded that the Transaction should not alter their prior conclusions relating to the approval of the Current Sub-Advisory Agreement. For a more detailed discussion of the factors the Board considered in approving the New Sub-Advisory Agreement and the conclusions it reached, please see the discussion under “Proposal 1: Approval of New Investment Advisory Contracts – Recommendation”, beginning on page [•].

        Accordingly, the Board recommends a vote “FOR” the New Sub-Advisory Agreement.

ADMINISTRATOR AND PRINCIPAL UNDERWRITER

        The administrator to the Funds is SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services), One Freedom Valley Dr., Oaks, Pennsylvania 19456 (“SIGFS”). SIGFS provides various administrative and fund accounting services to the Funds, including calculating each Fund’s net asset value, pursuant to an administration agreement with the Company on behalf of the Funds.

        SEI Investments Distribution Co. (the “Distributor”), an affiliate of SIGFS, acts as principal underwriter of shares of the Funds. The Distributor distributes the shares on a “best efforts” basis (each of the Fund’s shares are offered on a continuous basis).

RECEIPT OF SHAREHOLDER PROPOSALS

        Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Company’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Company of any such proposal. Since the Company does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Company a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Company receives a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

        The Board knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

        You may request a copy of the Company’s most recent annual report and semi-annual report succeeding the annual report, if any, by calling 1-800-276-8272 or writing the JohnsonFamily Funds, Inc., P.O. Box 1177, Milwaukee, Wisconsin 53201-1177, Attention: Secretary. We will furnish these copies free of charge.

JOHNSONFAMILY FUNDS, INC.

Colette M. Wallner President

Racine, Wisconsin
October [•], 2007

PRELIMINARY COPY, DATED OCTOBER 19, 2007

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF JOHNSONFAMILY FUNDS, INC.

JohnsonFamily International Value Fund

        The undersigned constitutes and appoints Colette M. Wallner and Brian Leonard and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of JohnsonFamily Funds, Inc. to be held at the offices of Johnson Asset Management, Inc., 555 Main Street, Racine, Wisconsin 53403, on Friday, November 30, 2007 at 10:00 a.m., local time, and at any adjournments or postponements thereof, all shares of stock of the JohnsonFamily International Value Fund (the “Fund”) which the undersigned is entitled to vote as follows:

1.	To approve a proposed new investment advisory agreement for the Fund.

|_|	For	|_|	Against	|_|	Abstain

2.	In their discretion upon such other business as may properly come before the meeting.

This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

The approval of the new investment advisory agreement for the Fund is expressly conditioned upon the closing of the transaction described in the Proxy Statement, the approval of a new investment advisory agreement for each of the three other portfolios of JohnsonFamily Funds, Inc. and the approval of a new sub-advisory agreement for the JohnsonFamily Intermediate Fixed Income Fund.

You may also vote (1) by telephone, by calling toll-free in the U.S. or Canada at [•], on a touch-tone telephone. If outside the U.S. or Canada, call [•]. Please enter your control number from this proxy card and follow the simple instructions; or (2) by Internet, by accessing https://www.[•], and following the simple instructions. If you vote by telephone or via the Internet, please do not mail your proxy card.

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Dated _____________ ___, 2007

Signed______________________________________________

Signed______________________________________________

This proxy is solicited on behalf of
the Board of Directors of JohnsonFamily Funds, Inc.

|_|	Please check here if you will be attending the meeting

PRELIMINARY COPY, DATED OCTOBER 19, 2007

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF JOHNSONFAMILY FUNDS, INC.

JohnsonFamily Small Cap Value Fund

        The undersigned constitutes and appoints Colette M. Wallner and Brian Leonard and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of JohnsonFamily Funds, Inc. to be held at the offices of Johnson Asset Management, Inc., 555 Main Street, Racine, Wisconsin 53403, on Friday, November 30, 2007 at 10:00 a.m., local time, and at any adjournments or postponements thereof, all shares of stock of the JohnsonFamily Small Cap Value Fund (the “Fund”) which the undersigned is entitled to vote as follows:

1.	To approve a proposed new investment advisory agreement for the Fund.

|_|	For	|_|	Against	|_|	Abstain

2.	In their discretion upon such other business as may properly come before the meeting.

This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

The approval of the new investment advisory agreement for the Fund is expressly conditioned upon the closing of the transaction described in the Proxy Statement, the approval of a new investment advisory agreement for each of the three other portfolios of JohnsonFamily Funds, Inc. and the approval of a new sub-advisory agreement for the JohnsonFamily Intermediate Fixed Income Fund.

You may also vote (1) by telephone, by calling toll-free in the U.S. or Canada at [•], on a touch-tone telephone. If outside the U.S. or Canada, call [•]. Please enter your control number from this proxy card and follow the simple instructions; or (2) by Internet, by accessing https://www.[•], and following the simple instructions. If you vote by telephone or via the Internet, please do not mail your proxy card.

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Dated _____________ ___, 2007

Signed______________________________________________

Signed______________________________________________

This proxy is solicited on behalf of
the Board of Directors of JohnsonFamily Funds, Inc.

|_|	Please check here if you will be attending the meeting

PRELIMINARY COPY, DATED OCTOBER 19, 2007

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF JOHNSONFAMILY FUNDS, INC.

JohnsonFamily Large Cap Value Fund

        The undersigned constitutes and appoints Colette M. Wallner and Brian Leonard and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of JohnsonFamily Funds, Inc. to be held at the offices of Johnson Asset Management, Inc., 555 Main Street, Racine, Wisconsin 53403, on Friday, November 30, 2007 at 10:00 a.m., local time, and at any adjournments or postponements thereof, all shares of stock of the JohnsonFamily Large Cap Value Fund (the “Fund”) which the undersigned is entitled to vote as follows:

1.	To approve a proposed new investment advisory agreement for the Fund.

|_|	For	|_|	Against	|_|	Abstain

2.	In their discretion upon such other business as may properly come before the meeting.

This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

The approval of the new investment advisory agreement for the Fund is expressly conditioned upon the closing of the transaction described in the Proxy Statement, the approval of a new investment advisory agreement for each of the three other portfolios of JohnsonFamily Funds, Inc. and the approval of a new sub-advisory agreement for the JohnsonFamily Intermediate Fixed Income Fund.

You may also vote (1) by telephone, by calling toll-free in the U.S. or Canada at [•], on a touch-tone telephone. If outside the U.S. or Canada, call [•]. Please enter your control number from this proxy card and follow the simple instructions; or (2) by Internet, by accessing https://www.[•], and following the simple instructions. If you vote by telephone or via the Internet, please do not mail your proxy card.

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Dated _____________ ___, 2007

Signed______________________________________________

Signed______________________________________________

This proxy is solicited on behalf of
the Board of Directors of JohnsonFamily Funds, Inc.

|_|	Please check here if you will be attending the meeting

PRELIMINARY COPY, DATED OCTOBER 19, 2007

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF JOHNSONFAMILY FUNDS, INC.

JohnsonFamily Intermediate Fixed Income Fund

        The undersigned constitutes and appoints Colette M. Wallner and Brian Leonard and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of JohnsonFamily Funds, Inc. to be held at the offices of Johnson Asset Management, Inc., 555 Main Street, Racine, Wisconsin 53403, on Friday, November 30, 2007 at 10:00 a.m., local time, and at any adjournments or postponements thereof, all shares of stock of the JohnsonFamily Intermediate Fixed Income Fund (the “Fund”) which the undersigned is entitled to vote as follows:

1.	To approve a proposed new investment advisory agreement for the Fund.

|_|	For	|_|	Against	|_|	Abstain

2.	To approve a proposed new sub-advisory agreement for the Fund.

|_|	For	|_|	Against	|_|	Abstain

3.	In their discretion upon such other business as may properly come before the meeting.

This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

The approval of the new investment advisory agreement for the Fund is expressly conditioned upon the closing of the transaction described in the Proxy Statement, the approval of a new investment advisory agreement for each of the three other portfolios of JohnsonFamily Funds, Inc. and the approval of a new sub-advisory agreement for the Fund, and vice versa with respect to the new sub-advisory agreement.

You may also vote (1) by telephone, by calling toll-free in the U.S. or Canada at [•], on a touch-tone telephone. If outside the U.S. or Canada, call [•]. Please enter your control number from this proxy card and follow the simple instructions; or (2) by Internet, by accessing https://www.[•], and following the simple instructions. If you vote by telephone or via the Internet, please do not mail your proxy card.

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Dated _____________ ___, 2007

Signed______________________________________________

Signed______________________________________________

This proxy is solicited on behalf of
the Board of Directors of JohnsonFamily Funds, Inc.

|_|	Please check here if you will be attending the meeting